UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 7, 2003
                        (Date of earliest event reported)


                                DCAP GROUP, INC.
                                ----------------
               (Exact name of Registrant as specified in charter)



         Delaware                     0-1665                36-2476480
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(State or other jurisdiction   (Commission File No.)  (IRS Employer
incorporation)                                        Identification Number)


                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------










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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

          99.1 Press Release, dated August 6, 2003, issued by DCAP Group, Inc.


Item 12.  Results of Operations and Financial Condition.

          This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On August 7, 2003, DCAP Group, Inc. ("DCAP") issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Report.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DCAP GROUP, INC.


Dated: August 7, 2003                       By: /s/ Barry Goldstein
                                               -----------------------------
                                               Barry Goldstein
                                               Chief Executive Officer